                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

                                (Rule 14a-101)

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              THE RBB FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                               THE RBB FUND, INC.
                         Bellevue Park Corporate Center
                       400 Bellevue Parkway, 3/rd/ Floor
                           Wilmington, Delaware 19809
                                  ____________

                   NOTICE OF SPECIAL  MEETING OF SHAREHOLDERS
                                  ____________

                                                               October ___, 1999


     A Special Meeting of Shareholders (the "Meeting") of n/i numeric investors Micro Cap Fund ("Micro Cap Fund"), n/i numeric investors Growth Fund ("Growth Fund"), n/i numeric investors Growth & Value Fund ("Growth & Value Fund"), n/i numeric investors Larger Cap Value Fund ("Larger Cap Value Fund") and n/i numeric investors Small Cap Value Fund ("Small Cap Value Fund") (each a "Fund," and collectively, the "Numeric Funds"), each a series of The RBB Fund, Inc. (the "RBB Fund" or the "Company"), will be held at the offices of the RBB Fund, Bellevue Park Corporate Center, 400 Bellevue Parkway, 3/rd/ Floor, Wilmington, Delaware 19809 on November 22, 1999, at 10:00 a.m. for the following purposes:

          (1) The approval or disapproval of an amendment to the investment advisory agreement between the Company and Numeric Investors L.P. with respect to each Fund; and

          (2) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on September 30, 1999 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.


     THE BOARD OF DIRECTORS OF THE RBB FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH NUMERIC FUND VOTE TO APPROVE THE AMENDMENTS TO EACH RESPECTIVE ADVISORY AGREEMENT.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE.

PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE RBB FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE MEETING.

                                    By Order of the Board of Directors

                                    Morgan R. Jones
October ___, 1999                   Secretary



                      WE NEED YOUR PROXY VOTE IMMEDIATELY

     YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                               THE RBB FUND, INC.
                         Bellevue Park Corporate Center
                       400 Bellevue Parkway, 3/rd/ Floor
                           Wilmington, Delaware 19809

                                  PRELIMINARY
                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The RBB Fund, Inc. (the "Company") for use at a Special Meeting of Shareholders of each of the n/i numeric investors Micro Cap Fund ("Micro Cap Fund"), n/i numeric investors Growth Fund ("Growth Fund"), n/i numeric investors Growth & Value Fund ("Growth & Value Fund"), n/i numeric investors Larger Cap Value Fund ("Larger Cap Value Fund") and n/i numeric investors Small Cap Value Fund ("Small Cap Value Fund") to be held at the Company's offices located at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 on November 22, 1999, at 10:00 a.m. Eastern Time. As used in this Proxy Statement, the meeting and any adjournment thereof is referred to as the "Meeting"; the n/i numeric investors family of funds are referred to individually as a "Fund" and collectively as the "Funds"; and the Funds' shares are referred to as "Shares."

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interview conducted by officers or employees of the Company, Numeric Investors L.P., Bear Stearns Fund Management Inc., the co-administrator to each Fund, or Shareholder Communications Corporation ("SCC"), a proxy solicitation firm that has been retained by the Company. All costs of the solicitation, including (a) printing and mailing of this Proxy Statement and accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares, (c) payment of SCC for its services in soliciting proxies and (d) supplementary solicitations to submit Proxies, will be borne by each Fund. This Proxy Statement and the enclosed proxy are expected to be distributed to shareholders on or about October ___, 1999.

     The following table summarizes the proposal to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to the proposal:

                     PROPOSAL                           SHAREHOLDERS SOLICITED
                     --------                           ----------------------
The approval or disapproval of an amendment to the   Shareholders of each Fund voting
investment advisory agreement between the Company    separately on a Fund-by-Fund basis.
and Numeric Investors L.P. with respect to each
Fund.

     A proxy is enclosed with respect to the Shares you own in the Company. If the proxy is executed properly and returned, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                                   PROPOSAL 1

     INTRODUCTION. Following a review of each of the Company's current investment advisory agreements (each a "Current Agreement" and collectively, the "Current Agreements") with Numeric Investors L.P. ("Numeric"), and based on Numeric's recommendation, the Board of Directors approved a new performance fee structure known as a "fulcrum fee" arrangement. A fulcrum fee arrangement compensates an investment adviser on the basis of a fund's performance relative to a benchmark. Before the proposed fulcrum fee arrangement can be implemented, however, the shareholders must approve an amendment to the Current Agreements permitting such an arrangement. At the Meeting, shareholders of each Fund will be asked to approve such an amendment to its Current Agreement (each an "Amended Agreement" and collectively, the "Amended Agreements") with Numeric. Numeric currently serves as investment adviser to the Company pursuant to five separate investment advisory agreements. The terms and conditions of the Amended Agreements are identical to those of the Current Agreements except for provisions relating to the method of calculating the compensation paid to Numeric.

     Significant provisions of the Amended Agreements are summarized below. However, this summary is qualified in its entirety by reference to the Amended Agreements. A copy of one Amended Agreement is attached as Exhibit A to this Proxy Statement. The four other Amended Agreements are identical to Exhibit A, except for the Fund they cover and the Fund's benchmark index used in calculating the advisory fees paid to Numeric.

     TERMS AND CONDITIONS OF THE AMENDED AGREEMENTS. In the Amended Agreements, Numeric agrees, subject to the supervision of the Company's Board of Directors, to be responsible for the management of, and to provide a continuous investment program for, each Fund's portfolio in accordance with such Fund's investment objective, policies and limitations, and to make decisions with respect to and place orders for all purchases and sales of portfolio securities for the respective Funds. Numeric's responsibilities as investment adviser include providing investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds and maintaining books and records with respect to each Fund's securities transactions.

     Under the proposed Amended Agreements, until January 1, 2001, Numeric would continue to be entitled to its current fee of 0.75% of each Fund's average daily net assets before fee waivers and expense reimbursements, if any. Effective January 1, 2001, the fulcrum fee would apply. Under the fulcrum fee, the advisory fee would be less than the current fee of 0.75% if a Fund's performance does not exceed its benchmark by 3.00% in a given 12 month period, and would only be more than the current fee if a Fund's performance exceeds its benchmark by more than 4.00% in a given 12 month period. The performance fee adjustment would be calculated at the end of each month using a basic fee of 0.85% of average daily net assets, and a performance fee adjustment based upon each Fund's performance during the last rolling 12-month period. Each Fund's net performance would be compared with the performance of its benchmark index during that same rolling 12-month period. When a Fund's performance is at least 5.00% better than its benchmark, it would pay Numeric more than the basic fee. If a Fund did not perform at least 4.00% better than its benchmark, Numeric would be paid less than the basic fee. Each 1.00% of the difference in performance between a Fund and its benchmark plus 4.00% during the performance period would result in a 0.10% adjustment to the basic fee. If Numeric did not perform as well as a Fund's benchmark index plus 4.00%, Numeric would be paid less than 0.85%. The benchmark index for each of the Micro Cap, Growth, Growth & Value, Larger Cap Value and Small Cap Value Funds' would be the Russell 2000 Growth Index, Russell 2500 Growth Index, S&P Midcap 400 Index, Russell 1000 Value Index and Russell 2000 Value Index, respectively. These benchmark indices are the same respective indices that each Fund has used as a benchmark to compare its performance in the past.

     The maximum annualized performance adjustment rate would be + or - 0.50% of average net assets which would be added to or deducted from the investment advisory fee if a Fund outperformed its benchmark index by 9.00% or more or if it underperformed its benchmark index over a rolling twelve month period. Under the performance fee, the investment advisory fee would never be greater than 1.35% nor less than 0.35% of a Fund's average daily net assets for the preceding month. The table below details the new fee arrangements:


 PERCENTAGE DIFFERENCE BETWEEN
 FUND PERFORMANCE (NET OF
 EXPENSES INCLUDING ADVISORY
 FEES) AND PERCENTAGE CHANGE IN                        PERFORMANCE          TOTAL
 BENCHMARK INDEX                       BASIC FEE     ADJUSTMENT RATE     ADVISORY FEE
 ---------------                       ---------     ---------------   ----------------
+9% or more......................        .85%              .50%             1.35%
+8% or more but less than +9%....        .85%              .40%             1.25%
+7% or more but less than +8%....        .85%              .30%             1.15%
+6% or more but less than +7%....        .85%              .20%             1.05%
+5% or more but less than +6%....        .85%              .10%             0.95%
+4% or more but less than +5%....        .85%             None              0.85%
+3% or more but less than +4%....        .85%             -.10%             0.75%
+2% or more but less than +3%....        .85%             -.20%             0.65%
+1% or more but less than +2%....        .85%             -.30%             0.55%
+0% or more but less than +1%....        .85%             -.40%             0.45%
Less than 0%.....................        .85%             -.50%             0.35%

   Numeric has also agreed that if the Amended Agreements are approved prior to when the performance based fee becomes effective (January 1, 2001), Numeric will waive fees and/or reimburse expenses to the extent necessary to prevent a Fund's expenses from exceeding 1.00% of its average daily net assets. Thereafter, until at least __________, Numeric will waive fees and/or reimburse expenses to the extent necessary to prevent a Fund's expenses, other than management fees, from exceeding 0.50% of its average daily net assets. This voluntary fee waiver and/or expense reimbursement may be terminated by Numeric in its sole discretion at any time.


     During the fiscal year ended August 31, 1999, the Micro Cap, Growth, Growth & Value, Larger Cap Value and Small Cap Value Funds each paid Numeric an investment advisory fee at the effective annual rate of ____%, ____%, ____%, ____% and ____%, respectively, of such Funds' average daily net assets. The table below compares the aggregate amount of fees paid during the last fiscal year to the aggregate amount of fees that would have been paid by each Fund had the proposed fulcrum fee been in effect:



                                                                       PERCENTAGE
                              1999 ADVISER'S    PROPOSED FULCRUM   VARIATION BETWEEN
                                   FEES*             FEES**         FEE ARRANGEMENTS
                                   -----             ------         ----------------
Micro Cap
Growth
Growth & Value
Larger Cap Value
Small Cap Value

 * These amounts reflect the fees waived by Numeric to the extent necessary to prevent a Fund's expenses from exceeding 1.00% of its average daily net assets. The advisory fees after these waivers were _____, _____, _____, _____ and _____ for the Micro Cap, Growth, Growth & Value, Larger Cap Value and Small Cap Value Funds, respectively. The fee waivers have been agreed to by Numeric until at least __________________.

** These amounts reflect voluntary fee waivers and/or expense reimbursements by Numeric to the extent necessary to prevent its expenses, other than management fees, from exceeding 0.50% of its average daily net assets. This voluntary fee waiver and/or expense reimbursement may be terminated by Numeric in its sole discretion at any time.

  The following table shows the total operating expenses paid by the Funds based on the last fiscal year. Figures shown reflect expenses under the current advisory fees and pro forma expenses that would have been incurred if the performance based fees had been in effect during that period, and in each case are based on each Fund's asset levels as of August 31, 1999.

Annual operating expenses
 (as a percentage of average net assets)


                                                                                TOTAL ANNUAL
                                                       RULE                        FUND
                                       MANAGEMENT      12b-1         OTHER       OPERATING
                                         FEES          FEES        EXPENSES       EXPENSES       FEE WAIVERS     NET EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Micro Cap
 Current*
 Pro Forma
Growth
 Current*
 Pro Forma
Growth & Value
  Current*
  Pro Forma
Larger Cap Value
  Current*
  Pro Forma
Small Cap Value
  Current*
  Pro Forma

* These amounts reflect the effective annual rate paid for advisory fees after Numeric waived fees to the extent necessary to prevent a Fund's expenses from exceeding 1.00% of average daily net assets. The fee waivers and expense reimbursements have been agreed to by Numeric until at least December 31, 2000.

EXAMPLE. The purpose of this example is to assist investors in comparing the cost of investing in a Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower. A shareholder would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the advisory fees in the above chart, and (3) redemption at the end of each time period.


                            1 YEAR             3 YEARS             5 YEARS             10 YEARS
                         (CURRENT/PRO        (CURRENT/PRO        (CURRENT/PRO        (CURRENT/PRO
                            FORMA)              FORMA)              FORMA)              FORMA)
-------------------------------------------------------------------------------------------------
 Micro Cap
 Growth
 Growth & Value
 Larger Cap Value
 Small Cap Value


     The advisory fees payable by each Fund under its Amended Agreement are the separate obligation of that Fund (and not the joint obligation of all Funds). Numeric may from time to time voluntarily waive all or a portion of its advisory fees and reimburse expenses in order to assist a Fund in maintaining a competitive expense ratio.


     The Amended Agreements provide that Numeric will pay all expenses incurred by it in connection with its activities under the Amended Agreements other than the expenses to be borne by the Funds. Expenses to be borne by the Funds include, without limitation, brokerage fees, commissions and other transaction costs, outside auditing and legal expenses, Securities and Exchange Commission ("SEC") fees, costs of shareholders' reports and meetings, costs of proxy statements and prospectuses, and extraordinary expenses.


     The Amended Agreements also provide that Numeric may place orders for portfolio securities with any broker or dealer selected by Numeric. In executing portfolio transactions and selecting brokers or dealers, the Amended Agreements require Numeric to use its reasonable best efforts to seek the most favorable execution of orders. Consistent with this obligation, Numeric may purchase and sell portfolio securities from and to brokers and dealers who provide brokerage and research services to or for the benefit of the Funds directly or indirectly. Numeric is authorized to cause the Funds to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Numeric determines in good faith that the amount of each such commission was reasonable in relation to the value of brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction to which the commission relates or Numeric's overall responsibilities with respect to accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to Numeric or the Funds' principal underwriter, Provident Distributors, Inc., or any affiliated person of either of them, except as permitted by the SEC.


     The Amended Agreements also provide that Numeric shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by Numeric in the performance of its duties or from reckless disregard by it of its obligations and duties under the Amended Agreements ("disabling conduct"). Each Fund has agreed to indemnify and hold harmless Numeric against all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by Numeric.


     If approved by a majority of the outstanding Shares of each Fund (as defined below) and not sooner terminated, each Amended Agreement will continue in effect with respect to each such Fund until August 16, 2000 and thereafter from year to year, provided that such continuance is approved at least annually
(i) by the vote of a majority of those members of the Board of Directors who are not parties to the Amended Agreements or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, and (ii) by the Board of Directors or by vote of a majority of the outstanding Shares of each such Fund.


     The Amended Agreements provide that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act), and that it is terminable with respect to one or more Funds by Numeric, by the Board of Directors of the Company, or by vote of a majority of the outstanding Shares of such Fund or Funds, without penalty, on 60 days' written notice.


     EVALUATION BY THE BOARD OF DIRECTORS. The Company's Board of Directors has determined that approving the Amended Agreements with Numeric on behalf of the Funds will provide appropriate incentives for Numeric in making portfolio investments through the performance fee adjustment. To mitigate concern that Numeric might be encouraged to take undue risks under the performance fee arrangement, the Board has instructed Numeric to manage the Funds' assets in the same manner that it manages accounts without performance fees. In addition, the Board has limited the performance fee adjustment to a particular range. The Board believes that the Amended Agreements will enable the Funds to obtain high quality services at costs deemed appropriate, reasonable and in the best interests of the Funds and their shareholders.


     Among other things, the Board considered that (i) the selection of these benchmark indices under the Amended Agreements is appropriate; (ii) Numeric's investment performance would be measured with respect to 12 month periods and on a "rolling basis," thus making it less likely advisory fee payments will be affected by short-term or "random" fluctuations in a respective Fund's performance than might be the case if a short measuring period were used in the performance formula; (iii) Numeric has demonstrated its abilities as an investment adviser to the Funds; (iv) the terms of the Current Agreements and the Amended Agreements were identical except for the fees payable to Numeric;
(v) the formula for determining the performance fee would result in significant fee adjustments only in response to significant performance differences; and
(vi) there would be no change in personnel at Numeric providing advisory services to the Funds as a result of the Amended Agreements.


     Based upon its review, the Board concluded that the Amended Agreements with Numeric are reasonable, fair and in the best interests of the Funds and their shareholders, and that the fees provided therein are fair and reasonable. In the Board's view, retaining Numeric to serve as the Funds' investment adviser, under the terms of the Amended Agreements, is desirable and in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other facts and information as it deemed relevant, the Board, including a majority of those members of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to the Amended Agreements, approved the Amended Agreements with Numeric on July 28, 1999 and voted to recommend their approval by the shareholders of the Funds.


     INFORMATION CONCERNING THE CURRENT AGREEMENTS. The Current Agreements relating to each of the Funds are dated, and were approved by each Fund's sole shareholder prior to its initial public offering, as of April 24, 1996, except for the Larger Cap Value Fund which is dated, and was approved by the Fund's sole shareholder prior to its initial public offering, December 1, 1997, and the Small Cap Value Fund, which is dated, and was approved by the Fund's sole shareholder prior to its initial public offering, November 30, 1998. The Board of Directors last approved the Funds' Current Agreements on July 28, 1999. Pursuant to the Current Agreements, Numeric is entitled to receive advisory fees at a rate of 0.75% of each Fund's average daily net assets.


     REQUIRED VOTE. The approval of the Amended Agreements requires the affirmative vote of the holders of a "majority of the outstanding shares" of each Fund (as defined in the 1940 Act), which means the lesser of (a) the holders of 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding Shares of the Fund.


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDED AGREEMENTS.


                               VOTING INFORMATION


     GENERAL INFORMATION. This proxy is being furnished in connection with the solicitation of proxies for the Meeting. It is expected that the solicitation of proxies will be primarily by mail. OFFICERS AND SERVICE CONTRACTORS OF THE COMPANY MAY ALSO SOLICIT PROXIES BY TELEPHONE OR OTHERWISE. In this connection, the Company has retained SCC to assist in the solicitation of proxies. Shareholders may vote by mail, by marking, signing, dating and returning the enclosed Proxy Card in the enclosed postage-paid envelope. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     Record Date. Only shareholders of record at the close of business on September 30, 1999 will be entitled to vote at the Meeting. On that date, the outstanding Shares were as follows:

                                               NUMBER OF
FUND                                           SHARES OUTSTANDING
----                                           ------------------
Micro Cap Fund................................
Growth Fund...................................
Growth & Value Fund...........................
Larger Cap Value Fund.........................
Small Cap Value Fund..........................


     QUORUM. A quorum is constituted with respect to the Company or a Fund by the presence in person or by proxy of the holders of at least a majority of all of the outstanding Shares of the Company or a Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as Shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.


     In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received by the Company or by one or more of the Funds, one or more adjournment(s) may be proposed to permit further solicitations of proxies. Any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting. Any such adjournment(s) will require the affirmative vote of a majority of those Shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s). A shareholder vote may be taken with respect to one or more of the Funds on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval with respect to such Fund or Funds.


     OTHER SHAREHOLDER INFORMATION. The name, address and share ownership of each other person who may have possessed sole or shared voting or investment power with respect to more than 5% of the Company's outstanding Shares as of the record date were:



                                                                                    PERCENTAGE OF
                                                              AMOUNT OF FUND         FUND SHARES
                                   NAME AND ADDRESS            SHARES OWNED             OWNED
                                   ----------------           --------------      -----------------
Micro Cap Fund
Growth Fund
Growth & Value Fund
Larger Cap Value Fund
Small Cap Value Fund

                             ADDITIONAL INFORMATION

     INFORMATION ABOUT NUMERIC. Numeric's principal offices are located at One Memorial Drive, Cambridge, MA 02142. Numeric specializes in the active management of U.S. and international equity portfolios using internally developed quantitative stock selection and portfolio risk-control techniques, and currently has over $5 billion in assets under management for individual, limited partnership, mutual fund, offshore fund, pension plan and endowment accounts.

     The name, address and principal occupation of each general partner of Numeric as of _______________ were as follows:

                                                                            Principal
                                      Position with                      Occupation and
             Name                        Numeric                             Address
             ----                        -------                         --------------


     Principal Underwriter and Administrators. Provident Distributors, Inc. which is located at Four Falls Corporate Center, 6/th/ Floor, West Conshohocken, PA 19428 serves as the exclusive underwriter for shares of the Funds. The Company's administrators are: PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 and Bear Stearns Funds Management Inc., 575 Lexington Avenue, 9/th/ Floor, New York, NY 10022.

                                 OTHER MATTERS

     The Company does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

Dated:  October ___, 1999

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED ____________ AND
_________________, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE COMPANY BY CALLING THE COMPANY AT (800)__________.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                     VALID SIGNATURES
------------                                     ----------------

CORPORATE ACCOUNTS

(1)  ABC Corp..............................        ABC Corp.
(2)  ABC Corp..............................        John Doe , Treasurer
(3)  ABC Corp.
     c/o John Doe, Treasurer...............        John Doe
(4)  ABC Corp. Profit Sharing Plan.........        John Doe, Treasurer

TRUST ACCOUNTS

(1)  ABC Trust.............................        Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
      u/t/d 12/28/78.......................        Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1)  John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA........        John B. Smith
(2)  John B. Smith.........................        John B. Smith, Jr., Executor

                                     Proxy

                               THE RBB FUND, INC.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE RBB FUND, INC. (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 1999, AT 10:00 A.M. EASTERN TIME, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, AT THE COMPANY'S OFFICES LOCATED AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

     THE UNDERSIGNED HEREBY APPOINTS ____________________________ AND _____________________, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF COMMON STOCK REPRESENTING INTERESTS IN THE COMPANY'S N/I NUMERIC INVESTORS SMALL CAP VALUE FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON SEPTEMBER 30, 1999, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1) Proposal to approve an amendment to the Advisory Agreement between the Company and Numeric Investors L.P. with respect to the Fund.

                [_] For         [_] Against      [_] Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                        PROMPTLY COMPLETE AND RETURN THE
                      PROXY/VOTING INSTRUCTION FORM BELOW
                            IN THE ENVELOPE PROVIDED


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


________________   _________________   ___________________________  ____________
SIGNATURE                 DATE           SIGNATURE (JOINT OWNERS)        (DATE)

                                     Proxy

                               THE RBB FUND, INC.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE RBB FUND, INC. (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 1999, AT 10:00 A.M. EASTERN TIME, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, AT THE COMPANY'S OFFICES LOCATED AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

     THE UNDERSIGNED HEREBY APPOINTS ____________________________ AND _____________________, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF COMMON STOCK REPRESENTING INTERESTS IN THE COMPANY'S N/I NUMERIC INVESTORS SMALL CAP VALUE FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON SEPTEMBER 30, 1999, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1) Proposal to approve an amendment to the Advisory Agreement between the Company and Numeric Investors L.P. with respect to the Fund.

                [_] For         [_] Against      [_] Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                        PROMPTLY COMPLETE AND RETURN THE
                      PROXY/VOTING INSTRUCTION FORM BELOW
                            IN THE ENVELOPE PROVIDED


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


________________   _________________   ___________________________  ____________
SIGNATURE                 DATE           SIGNATURE (JOINT OWNERS)        (DATE)

                                     Proxy

                               THE RBB FUND, INC.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE RBB FUND, INC. (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 1999 AT 10:00 A.M. EASTERN TIME, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, AT THE COMPANY'S OFFICES LOCATED AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

     THE UNDERSIGNED HEREBY APPOINTS ____________________________ AND ____________________, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF COMMON STOCK REPRESENTING INTERESTS IN THE COMPANY'S N/I NUMERIC INVESTORS GROWTH & VALUE FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON SEPTEMBER 30, 1999, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1) Proposal to approve an amendment to the Advisory Agreement between the Company and Numeric Investors L.P. with respect to the Fund.

                [_] For         [_] Against      [_] Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                        PROMPTLY COMPLETE AND RETURN THE
                      PROXY/VOTING INSTRUCTION FORM BELOW
                            IN THE ENVELOPE PROVIDED


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


___________  ______________________  _____________________________   ___________
SIGNATURE                 DATE           SIGNATURE (JOINT OWNERS)        (DATE)

                                     Proxy

                               THE RBB FUND, INC.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE RBB FUND, INC. (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 1999, AT 10:00 A.M. EASTERN TIME, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, AT THE COMPANY'S OFFICES LOCATED AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

     THE UNDERSIGNED HEREBY APPOINTS _____________________________ AND __________________, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF COMMON STOCK REPRESENTING INTERESTS IN THE COMPANY'S N/I NUMERIC INVESTORS LARGER CAP VALUE FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON SEPTEMBER 30, 1999, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1) Proposal to approve an amendment to the Advisory Agreement between the Company and Numeric Investors L.P. with respect to the Fund.

                [_] For         [_] Against      [_] Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                        PROMPTLY COMPLETE AND RETURN THE
                      PROXY/VOTING INSTRUCTION FORM BELOW
                            IN THE ENVELOPE PROVIDED


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


_______________  ___________________  _____________________________  __________
SIGNATURE                 DATE           SIGNATURE (JOINT OWNERS)        (DATE)

                                     Proxy

                               THE RBB FUND, INC.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE RBB FUND, INC. (THE "COMPANY") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 1999, AT 10:00 A.M. EASTERN TIME, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, AT THE COMPANY'S OFFICES LOCATED AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

     THE UNDERSIGNED HEREBY APPOINTS ____________________________ AND ____________________, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF COMMON STOCK REPRESENTING INTERESTS IN THE COMPANY'S N/I NUMERIC INVESTORS GROWTH FUND (THE "FUND") HELD OF RECORD BY THE UNDERSIGNED ON SEPTEMBER 30, 1999, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1) Proposal to approve an amendment to the Advisory Agreement between the Company and Numeric Investors L.P. with respect to the Fund.

                [_] For         [_] Against      [_] Abstain

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

                        PROMPTLY COMPLETE AND RETURN THE
                      PROXY/VOTING INSTRUCTION FORM BELOW
                            IN THE ENVELOPE PROVIDED


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


______________  __________________  _______________________________  __________
SIGNATURE                 DATE           SIGNATURE (JOINT OWNERS)        (DATE)